SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Conformis, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.
☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Conformis, Inc.
600 Technology Park Drive
Billerica, MA 01821

NOTICE OF CHANGE OF LOCATION OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, APRIL 27, 2020

This Supplement relates to the Proxy Statement of Conformis, Inc. (“Conformis” or the “Company”), dated March 13, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders.

Change in Location of Annual Meeting

Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, the location of the Annual Meeting of Stockholders of the Company, to be held on Monday, April 27, 2020 at 4:30 p.m. Eastern time, has been changed.  The Annual Meeting will be held exclusively over the internet in a virtual meeting format, via live webcast.  You will be able to attend the Annual Meeting only via the webcast.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.

A copy of the press release issued by the Company with additional details about the virtual meeting is attached.

Additional Information

There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting.  A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, or if you need assistance with voting procedures, including casting or changing your vote, you should contact Investor Relations at (781) 374-5598.

We intend to resume our historical practice of holding an in-person meeting next year.

The following press release was issued by Conformis, Inc. on April 9, 2020.

Conformis to Hold Virtual Annual Meeting of Stockholders on April 27, 2020

BILLERICA, Mass., April 9, 2020 (GLOBE NEWSWIRE) -- Conformis, Inc. (NASDAQ: CFMS) today announced that, due to the public health impact of the novel coronavirus outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of its stockholders, employees and communities, its 2020 annual meeting of stockholders, to be held on Monday, April 27, 2020 at 4:30 p.m. Eastern time, has been changed to a virtual meeting. Stockholders will be able to participate in this year’s Annual Meeting only via the virtual meeting.

Stockholders are entitled to participate in the Annual Meeting if they were a stockholder at the close of business on February 27, 2020, the record date, or hold a legal proxy for the meeting provided by the stockholder’s bank, broker or nominee as of such record date.

The Annual Meeting will be accessible at www.virtualshareholdermeeting.com/CFMS2020 (the “Annual Meeting Website”). To access, participate in, and vote at the Annual Meeting, stockholders must enter the control number found on their proxy card, voting instruction form or notice previously received.  Stockholders may vote during the Annual Meeting by following the instructions available on the Annual Meeting Website.  Those without a control number may attend as guests of the meeting, but will not have the option to vote or ask questions during the virtual meeting.

Further information regarding the change to the location of the Annual Meeting can be found in the proxy supplement filed by the Company with the Securities and Exchange Commission on April 9, 2020.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

All stockholders - whether attending the Annual Meeting or not - are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Annual Meeting by following the instructions available on the Annual Meeting Website.

We intend to resume our historical practice of holding an in-person meeting next year.

About Conformis, Inc.

Conformis is a medical technology company that uses its proprietary iFit Image-to-Implant technology platform to develop, manufacture, and sell joint replacement implants and instruments that are individually sized and shaped, which we refer to as personalized, individualized, or sometimes as customized, to fit each patient’s unique anatomy. Conformis offers a broad line of sterile, personalized knee and hip implants and single-use instruments delivered to hospitals. In clinical studies, the Conformis iTotal CR knee replacement system demonstrated superior clinical outcomes, including better function and greater patient satisfaction, compared to traditional, off-the-shelf implants.  Conformis owns or exclusively in-licenses issued patents and pending patent applications that cover personalized implants and patient-specific instrumentation for all major joints.

For more information, visit www.conformis.com. To receive future releases in e-mail alerts, sign up at ir.conformis.com.

CONTACT:
Investor contact
ir@conformis.com
(781) 374-5598

Conformis, Inc.

600 Technology Park Drive

Billerica, MA 01821

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Monday, April 27, 2020

To the Stockholders of Conformis, Inc.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Conformis, Inc., a Delaware corporation (the “Company”), will be held on Monday, April 27, 2020, beginning at 4:30 p.m., Eastern time, at www.virtualshareholdermeeting.com/CFMS2020. The Annual Meeting will be held exclusively over the internet in a virtual meeting format, via live webcast.

The purpose of the meeting is to consider and act upon the following matters:

1.	To elect two class II directors of our Board of Directors to serve until the 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP as Conformis’ independent registered public accounting firm for the fiscal year ending December 31, 2020; and

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on February 27, 2020 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on the February 27, 2020 record date, or hold a legal proxy for the Annual Meeting provided by your bank, broker, or other nominee who held shares of the Company on your behalf as of the record date. The Annual Meeting will be accessible at www.virtualshareholdermeeting.com/CFMS2020. To vote or ask questions during the webcast, you must enter the control number found on your proxy card, voting instruction form or notice you previously received and follow the instructions available on the Annual Meeting website. Please disregard the physical location of the meeting provided on the original proxy card, which is no longer accurate. If you have already voted, you do not need to do so again. If, on the day of the meeting, you cannot locate your control number, you will still be able to view the webcast and listen to the Annual Meeting as a guest by logging in as a guest on www.virtualshareholdermeeting.com/CFMS2020.

If you have not already done so, whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the internet at www.proxyvote.com. The matters to be acted upon at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials that you received in the mail. Please give the proxy materials your careful attention.

In addition to their availability at www.proxyvote.com, the proxy statement and our 2019 annual report to stockholders are available for viewing, printing and downloading at ir.conformis.com. A complete list of registered stockholders will be available to stockholders of record during the annual meeting for examination at the virtual meeting website.

Stockholders who wish to submit questions may do so in writing in advance of the Annual Meeting on our pre-meeting forum at www.proxyvote.com using their control number. Questions submitted in advance will be accepted beginning on April 13, 2020, until noon on April 26, 2020. There will also be an opportunity to submit questions during the meeting during the live Q&A portion. Information about how to submit questions during the meeting and other details regarding how to participate in the Annual Meeting are more fully described at www.virtualshareholdermeeting.com/CFMS2020.

By Order of the Board of Directors,

J. Brent Alldredge Chief Legal Officer and Corporate Secretary Billerica, Massachusetts April 9, 2020